United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

Myecheck Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51977	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1100 - 475 Howe Street

Vancouver, British Columbia, Canada, V6C 2B3

(Address of principal executive offices with zip code)

604-801-5995

(Registrant's telephone number, including area code)

916 West Broadway St.

Vancouver, British Columbia, Canada, V5Z 1K7

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01: Other Events

On February 25, 2008, Myecheck Inc. moved its official office address to Suite 1100 - 475 Howe Street, Vancouver, British Columbia, Canada and changed its official phone number from 604.710-9330 to 604.801.5995.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Myecheck Inc.

Signed: /s/ Shirley Wong

Name: Shirley Wong

Title: President and Chief Executive Officer

Date: February 25, 2008